EXHIBIT 10.2

                            LOAN AND PLEDGE AGREEMENT

         Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS&Co.") as agent (together with MSIL, "Morgan Stanley"), agrees to extend to Ralph P. Muller (the "Borrower"), a non-purpose loan as that term is used in the context of Regulation T ("Regulation T") promulgated by the Board of Governors of the Federal Reserve System (12 CFR 220) (the "Loan") in an aggregate principal amount not to exceed six million seven hundred and fifty-three thousand dollars ($6,753,000) subject to the terms and representations as contained herein. A portion of the Loan proceeds will be used to pay off a loan in the same amount that was extended to the Borrower by MS&Co.

1. The Borrower represents that the proceeds of the Loan (and of the loan that was extended by MS&Co. which is being paid off with the Loan proceeds) will not be used to trade in or carry securities and the borrower agrees to sign a Board of Governors of the Federal Reserve System Statement of Purpose for an Extension of Credit by a Creditor ("Form T-4") to that effect.

2. In order to induce Morgan Stanley to extend the Loan and for other good and valuable consideration, the R&A Partnership (the "Partnership") and the Borrower (together, the Pledgors") hereby pledge to Morgan Stanley as collateral for the Loan 3,000,000 shares (the "Pledged Shares") of the common stock of Vacation Break, USA Inc. (the "Company"), which have been credited to an account held at MS&Co. numbered _________ and titled "Ralph Muller-Pledgor/Morgan Stanley-Pledgee" (the "Account"), all securities entitlements in respect thereof, all income and profits thereon, all interest, dividends and other payments and distributions with respect thereto and all proceeds of any of the foregoing (the "Collateral"). So long as the Loan is outstanding, the Pledgors agree to maintain the Collateral in the Account. The Pledgors, MSIL and MS&Co. further agree that, so long as the Loan shall remain outstanding, MS&Co. shall comply with instructions and entitlement orders with respect to the Collateral or the Account that are originated by MSIL or MS&Co. without further consent by the Pledgors. The Borrower and the Partnership acknowledge that MSIL and MS&Co. are relying on the Collateral as an inducement to extend the Loan.

3. The Pledgors represent that (i i) the holding period under Rule 144 for the Pledged Shares is at least three years; and (ii ii) they do not know or have any reason to believe that the Company has not complied with the reporting requirements contained in Rule 144(c)(1) of the Act.

4. The Pledgors represent that the Collateral is owned free and clear of any liens, pledges or encumbrances, other than the security interest granted hereunder (the "Security Interest"). The Collateral is subject to no options to purchase or similar rights of any person. The Pledgors are not and will not become a party to or otherwise be or become bound by any agreement, other than this Loan and Pledge Agreement, which restricts in any manner the rights of any present or future holder of any of the Collateral with respect thereto; PROVIDED THAT the Pledgors are subject to various restrictions as provided in the Principal


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     Stockholders Agreement dated August 8, 1997, by and among Fairfield
     Communities, Inc., Ralph P. Muller, the R&A Partnership, Ltd., and Kevin Sheehan, which restrictions do not restrict Pledgors from pledging the Collateral to Morgan Stanley or restrict Morgan Stanley from realizing on the Collateral. The Pledgors further represent that they shall not subject the Collateral to other liens, pledges or encumbrances during the term of the Loan, except for the Security Interest. Morgan Stanley shall have a continuing security interest in the Collateral during the term of the Loan, and its interest therein shall be first priority and fully perfected.

5. If the Pledgors are entitled to receive in respect of the Collateral any stock dividends, any dividends payable in securities or other property (including ordinary cash dividends), any dividends or distributions on dissolution or total or partial liquidation or in connection with a reduction of capital, capital surplus or paid-in surplus, or any other securities or any rights to purchase any securities (whether through conversion, stock-split, spin-off, split-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise), any such entitlements or rights, and any cash, securities or other property paid or distributed in respect thereof, shall constitute part of the Collateral and (except in the case of ordinary cash dividends) shall be delivered to MS&Co. and held in the Account as part of the Collateral and, if delivered to the Pledgors, the Pledgors shall accept the same in trust for the benefit of Morgan Stanley, as pledgee, and shall deliver the same promptly to Morgan Stanley as Collateral in the same form as received and in suitable form for transfer by delivery or exercise, or accompanied by duly executed instruments of transfer, exercise, or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to Morgan Stanley. Unless a Default (as defined below) shall have occurred and be continuing, the Borrower shall be entitled to receive, and MS&Co. shall, upon the request of the Borrower, to the extent MS&Co. shall have received the same, deliver to the Borrower, all ordinary dividends and interest paid upon or with respect to the Collateral. In the event of a Default (as defined below), all dividends and interest received by MS&Co. shall be retained by MS&Co. and all such dividends and interest which are received by the Pledgors shall be received in trust for the benefit of Morgan Stanley, as pledgee, and, if Morgan Stanley so directs during the continuance of a default, shall be segregated from other funds of the Pledgors and shall, forthwith upon demand by Morgan Stanley, be paid over or delivered to Morgan Stanley as Collateral in the same form as received (with any necessary endorsement).

6. The Pledgors hereby authorize Morgan Stanley to lend on commercially reasonable terms, to any of its affiliates or to others, any securities held by Morgan Stanley as Collateral in the Account or any other securities held by Morgan Stanley on margin in Morgan Stanley's possession or control, together with all attendant rights of ownership (including the right to vote such securities).

7. The Borrower agrees to repay the Loan in full at any time (i i) upon Morgan Stanley's written demand or (ii ii) immediately in the event that Borrower or the Partnership is in default with respect to any provision of this Loan and Pledge Agreement. If the Borrower

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     refuses or is unable to repay the Loan in accordance with the terms hereof,
     Morgan Stanley shall have the right to liquidate the Collateral, and any resulting deficit shall be for the Borrower's account and risk.

8. The Borrower agrees that until the principal amount of the Loan is paid in full the unpaid principal amount of the Loan shall bear interest for each day at a rate per annum equal to Morgan Stanley's Base Rate ("broker call") minus 5/8% (.625%). Interest shall be calculated on the basis of a 360 day year for the actual days elapsed.

9. Morgan Stanley understands that the Company has entered into a merger agreement with Fairfield Communities, Inc. and agrees to use its best efforts to cooperate in the merger process, subject to Morgan Stanley's rights under this Agreement.

10. Morgan Stanley shall have the right, upon any breach, repudiation, misrepresentation or default (howsoever characterized) by the borrower or the Partnership hereunder (a "Default") and for the purpose of satisfying any and all of the Borrower's obligations hereunder to: (i i) cancel any of the Borrower's or the Partnership's outstanding orders for the purchase or sale of any securities, commodities or other property; (ii ii) sell any or all of the securities (including the Collateral) and commodities or other property of the Borrower or the Partnership in the Account; (iii iii) buy in any securities, commodities or other property of which the account or accounts (including the Account) of the Borrower or the Partnership may be short; or (iv iv) exercise all of the rights of a secured party under the New York Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) with respect to the Collateral. Such foreclosure, sale, purchase or cancellation may be made on the exchange or other market where such business is then usually transacted, or at public auction or at private sale, without advertising the same and without any notice of the time or place of sale to the Borrower or the Partnership or to their personal representatives, all of which are expressly waived, and Morgan Stanley may purchase the whole or any part thereof free from any right of redemption, and the Borrower shall remain liable for any deficiency; it being understood that a prior tender, demand or call of any kind from Morgan Stanley, or prior notice from Morgan Stanley, of the time and place of such sale or purchase shall not be considered a waiver of its right to sell or buy any securities (including the Collateral) and/or commodities and/or other property held by Morgan Stanley, or which the Borrower or the Partnership may owe to Morgan Stanley. The Borrower and the Partnership hereby agree to execute and deliver such documents and take such actions as Morgan Stanley deems necessary or advisable in order that any such foreclosure, sale, purchase or cancellation be made in compliance with applicable law. Without limiting the generality of the foregoing, a Default under this Loan and Pledge Agreement shall be deemed to have occurred in the event that:

          (a) the Borrower fails to pay any amount when due under this Loan and Pledge Agreement;

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          (b) the Borrower or the Partnership fails to fulfill or discharge any other obligations or agreements under or relating to this Loan and Pledge Agreement or under any other Agreement it may have with Morgan Stanley;

          (c) any representation made or repeated or deemed to have been made or repeated by the Borrower or the Partnership hereunder or in respect of this Loan and Pledge Agreement proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

          (d) any of the following occurs with respect to the Borrower or the
     Partnership: (i i) the filing or commencement of any case, petition or proceeding by or against the Borrower or the Partnership under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law; (ii ii) the filing or commencement of any case, petition or proceeding by or against the Borrower or the Partnership for the appointment of a receiver, trustee, custodian or similar official for the Borrower or the Partnership of any substantial portion of its property or assets; (iii iii) the levy of an attachment against any property or accounts of the Borrower or the Partnership in excess of $500,000 or in any amount against any account of Borrower or the Partnership at Morgan Stanley or its affiliates; (iv iv) the making by the Borrower or the Partnership of a general assignment for the benefit of creditors; or (v v) the admission by the Borrower or the Partnership of its inability to pay its debts as they come due; or

          (e) Morgan Stanley is required (and only to the extent required) to take any action in respect of the Loan or the Collateral, in order to comply with any applicable laws of, or the rules and regulations of, any applicable United Kingdom or United States federal, state or other regulatory authorities, including but not limited to the Securities and Exchange Commission, the Securities and Investments Board, The Securities and Futures Authority, all relevant securities and commodity exchanges, the Municipal Securities Rulemaking Board, the National Association of Securities Dealers, the Board of Governors of the Federal Reserve System and the constitution, rules and customs of any relevant exchange or market (and its clearinghouse, if any).

11. The Borrower and the Partnership each represent and warrant to Morgan Stanley that: (i i) the individual(s) executing and delivering this Loan and Pledge Agreement and any other documentation relating to this Loan and Pledge Agreement and any other documentation relating to this Loan and Pledge Agreement to which it is a party or that it is required to deliver are duly empowered and authorized to do so, and it has duly executed and delivered this Loan and Pledge Agreement; (ii ii) it is not relying upon any representations (whether written or oral) of Morgan Stanley other than representations expressly set forth herein; (iii iii) it is entering into this Loan and Pledge Agreement with a full understanding of all of the terms and risks hereof (economic and otherwise), and it is capable of assuming (financially and otherwise) those risks; (iv iv) it has made its investment and trading decisions (including decisions regarding the suitability of the Loan) based upon its own judgment and it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors as it has deemed necessary,

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     and not in reliance upon any view expressed by Morgan Stanley or its counsel; (v v) Morgan Stanley is not acting as a fiduciary or an advisor for it, and all decisions have been the result of arms' length negotiations between the Borrower, the Partnership and Morgan Stanley; (vi vi) Morgan Stanley has not given the Borrower or the Partnership any assurance or guarantee as to the expected performance or result of the Loan; and (vii vii) there exists no prohibition against it entering into this Loan and Pledge Agreement, pledging the Collateral to secure the Loan, or Morgan Stanley's ability to freely liquidate the Collateral in accordance with the terms of this Loan and Pledge Agreement, and that by entering into this Loan and Pledge Agreement neither the Borrower nor the Partnership will violate any law or the terms or conditions of any other agreement to which the Borrower, the Partnership or their assets may be subject. Without limiting the generality of the foregoing, the Partnership further represents that it is authorized and empowered to pledge the Collateral to support the Loan to Borrower and that it has received good and valuable consideration from the Borrower to do so.

12. Any amount payable by the Borrower to Morgan Stanley in circumstances where a breach, repudiation, misrepresentation or default (howsoever characterized) by the Borrower under this Loan and Pledge Agreement has occurred, may, at the option of Morgan Stanley (and without prior notice to the Borrower or the Partnership), be reduced by its set-off against any amount payable (whether at such time or in the future or upon the occurrence of a contingency) by Morgan Stanley to the Borrower or the Partnership (and such amount will be discharged promptly and in all respects to the extent it is so set-off). Morgan Stanley will give notice to the Borrower of any set-off effected hereunder. Nothing contained in this Paragraph 12 shall impair Morgan Stanley's right to liquidate Collateral pursuant to this Loan and Pledge Agreement.

13. This Loan and Pledge Agreement and its enforcement shall be governed by the laws of the State of New York, except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

14. ANY DISPUTE THE PLEDGORS MAY HAVE WITH MORGAN STANLEY ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS LOAN AND PLEDGE AGREEMENT SHALL BE DETERMINED BY ARBITRATION OR LITIGATION IN COURT AT THE ELECTION OF THE PLEDGORS REGARDLESS OF WHETHER THE PLEDGORS CHOOSE TO PROCEED BY ARBITRATION OR LITIGATION, THE PLEDGORS AND MORGAN STANLEY AGREE TO FOLLOW THE PROCEDURES AND ABIDE BY THE REQUIREMENTS LISTED BELOW:

     FOR ARBITRATION:

     /bullet/  ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

     /bullet/ THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

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     /bullet/  PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND
               DIFFERENT FROM COURT PROCEEDINGS.

     /bullet/ THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

     /bullet/ THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

     ANY ARBITRATION SHALL BE CONDUCTED ONLY BEFORE THE NEW YORK STOCK EXCHANGE, INC., THE AMERICAN STOCK EXCHANGE, INC., THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR ANY OTHER SELF-REGULATORY ORGANIZATION OF WHICH MS&CO. IS A MEMBER. THE PLEDGORS HAVE THE RIGHT TO ELECT ARBITRATION BEFORE ONE OF THE FOREGOING ORGANIZATIONS, BUT IF THE PLEDGORS FAIL TO MAKE SUCH ELECTION BY CERTIFIED LETTER ADDRESSED TO MORGAN STANLEY BEFORE THE EXPIRATION OF TEN DAYS AFTER RECEIPT OF A WRITTEN REQUEST FROM MORGAN STANLEY TO AN AWARD OF PUNITIVE DAMAGES. THE AWARD OF THE ARBITRATORS, OR THE MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION.

     NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL:

          (i)   THE CLASS CERTIFICATION IS DENIED;

          (ii)  THE CLASS IS DECERTIFIED; OR

          (iii) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT.

     SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS LOAN AND PLEDGE AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

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     FOR LITIGATION IN COURT:

          (A) UNLESS THE PARTIES OTHERWISE AGREE IN WRITING WHEN ANY DISPUTE ARISES, ANY LITIGATION MUST BE INSTITUTED IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK.

          (B) ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION IS HEREBY WAIVED BY ALL PARTIES TO THIS AGREEMENT.

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     WHEREFORE, the parties have made and entered into this Loan and Pledge
Agreement as of the respective dates set forth below:

                                     __________________, as Borrower
                                     Name:  Ralph P. Muller
                                     Dated:  10/17/1997

                                     R&A PARTNERSHIP, LTD.

                                     By: RPM Investments, Inc., Its General
                                         Partner

                                     By:_______________________
                                     Name:  Linda M. Fenner
                                     Title:  President
                                     Dated:  10-18-1997


                                     MORGAN STANLEY & CO.
                                     INCORPORATED, AS AGENT

                                     By: ______________________
                                     Name:
                                     Title:  VP
                                     Dated:  10-20-1997


                                     MORGAN STANLEY & CO.
                                     INTERNATIONAL LIMITED

                                     By: ______________________
                                     Name:
                                     Title:
                                     Dated:  _________, 199_

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